Exhibit 32.1

Certification of Chief Executive Officer

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. § 1350)

In connection with the Quarterly Report on Form 10-Q of ValueClick, Inc. (the “Company”) for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James R. Zarley, as Chief Executive Officer of the Company, and Samuel J. Paisley, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.     The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004	/s/ JAMES R. ZARLEY	James R. Zarley
Chief Executive Officer, President and Chairman of the Board of ValueClick, Inc.

Date: November 9, 2004	/s/ SAMUEL J. PAISLEY	Samuel J. Paisley
Chief Financial Officer